EXHIBIT 10.49
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                   NON CIRCUMVENTION AND CONSULTING AGREEMENT
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           THIS AGREEMENT IS DATED THE 1ST DAY OF FEBRUARY 1999, BETWEEN
INTERCAP FUNDING LTD., HUGH P. DUDDY, 649 ARLINGTON AVENUE, WESTFIELD, NEW JERSEY 07090 USA; AND HEARTSOFT, INC., BENJAMIN SHELL, CHAIRMAN/CEO, 3101 NORTH HEMLOCK CIRCLE, BROKEN ARROW, OK 74012;

           WHEREAS, "COMPANY" WISHES TO RETAIN THE "CONSULTANT" TO PROVIDE CERTAIN SERVICES AS HEREINAFTER MORE SPECIFICALLY DESCRIBED AND THE "CONSULTANT" HAS AGREED TO BE SO RETAINED TO PROVIDE SUCH SERVICES ON A BEST EFFORTS BASIS DURING THE TERM OF THIS CONSULTING AGREEMENT.

           NOW, THEREFORE IN CONSIDERATION OF THE COVENANTS AND AGREEMENTS HEREINAFTER EXPRESSED THE PARTIES AGREE AS FOLLOWS;

SECTION 1. TERM OF AGREEMENT. THIS AGREEMENT SHALL BEGIN ON FEBRUARY 1, 1999, AND REMAIN IN EFFECT FOR ONE HUNDRED AND EIGHTY (180) DAYS AND SHALL BE CONSIDERED RENEWED ON THE FIRST DAY OF EACH MONTH THEREAFTER BY MUTUAL CONSENT FOR NINE (9) MONTHS UNLESS TERMINATED IN WRITING BY EITHER PARTY THIRTY (30) DAYS PRIOIR TO THE NEXT RENEWAL DATE.

SECTION 2. "COMPANY" OBLIGATIONS. "COMPANY" SHALL PROVIDE "CONSULTANT" WITH ALL APPLICABLE COMPANY DOCUMENTATION NECESSARY FOR "CONSULTANT" TO CARRY OUT HIS OBLIGATION AS FURTHER DESCRIBED IN SECTION 3 OF THIS AGREEMENT. "COMPANY" IS OBLIGATED TO PAY THE AGREED UPON RENUMERATION AS REFERRED TO IN SECTION 4 BELOW, AND TO TAKE ALL STEPS NECESSARY TO ASSURE THAT "CONSULTANT" AND "COMPANY" COMPLY WITH ALL APPLICABLE COUNTRY, FEDERAL AND/OR STATE LAWS. "COMPANY" WILL NOT WITHHOLD ANY MONIES FOR ANY COUNTRY, FEDERAL, STATE OR LOCAL TAXING AUTHORITIES FROM FEES/COMMISSIONS EARNED BY "CONSULTANT" PURSUANT TO THIS AGREEMENT. WHEN APPLICABLE, "COMPANY" SHALL PREPARE AND FILE A FORM 1099 WITH THE INTERNAL REVENUE SERVICE (IRS), REPORTING COMPENSATION PAID TO "CONSULTANT".

SECTION 3. "CONSULTANT" OBLIGATIONS. "COMPANY" HEREBY RETAINS THE "CONSULTANT" TO PROVIDE THE FOLLOWING SERVICES ON A BEST EFFORTS BASIS:


(A)        PROVIDE LIAISON WITH THE INVESTMENT AND BANKING
           COMMUNITY;

(B) ASSIST IN THE TARGETING OF POTENTIAL; INVESTORS, MERGERS, ACQUISITIONS AND MARKETING;

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(C)        ASSIST WITH NEGOTIATIONS AND STRUCTURING POTENTIAL
           BUSINESS OPPORTUNITIES AND ACQUISITIONS;

(D)        ASSIST IN PROMOTION AND ADVERTISEMENT;

(E)        ACT AS LIASION TO NEGOTIATIONS WHEN CALLED UPON;

(F) INTRODUCE CERTAIN PERSONS AND ORGANIZATIONS WITH THE HOPE AND INTENT THAT THE INTRODUCED PARTIES MAY INVEST IN, ENTER IN TO A LICENSING AGREEMENT WITH OR OTHERWISE FINANCE THE DEVELOPMENT OF THE "COMPANY" OR ANY OF ITS AFFILIATES (AS DEFINED BELOW - AN "INVESTMENT").

(G)        ASSIST "COMPANY" IN ACHIEVING ALL COMPANY OBJECTIVES AND FINANCIAL
           GOALS.

(H) TAKE ALL STEPS NECESSARY TO ASSURE THAT COMPLIANCE WITH APPLICABLE CITY, STATE, AND/OR FEDERAL LAWS.

SECTION 4. REMUNERATION. IN THE EVENT THAT DURING THE TERM OF THIS AGREEMENT "COMPANY" OR ANY OF ITS AFFILIATES RECEIVES AND INVESTMENT FROM ANY OF THE INTRODUCED PARTIES, "COMPANY" SHALL PAY TO "CONSULTANT", IMMEDIATELY UPON THE CLOSING OF SUCH INVESTMENT, WITHOUT DEDUCTION FOR ANY AMOUNTS WHICH MAY BE OWED TO OTHER PARTIES IN CONNECTION WITH SUCH INVESTMENTS, A FINDERS FEE IN CASH EQUAL TO ___ PERCENT ( ) OF ALL AMOUNTS OF ANY CASH OR THE FAIR MARKET VALUE OF ANY OTHER CONSIDERATION RECEIVED BY "COMPANY", OR ANY OF ITS AFFILIATES, FROM ANY OF THE INTRODUCED PARTIES DURING THE TERM OF THE AGREEMENT.

SECTION 5. AFFILIATE. FOR THE PURPOSE OF THIS AGREEMENT, THE TERM AFFILIATE SHALL MEAN, WITH RESPECT TO ANY ENTITY, ANY OTHER ENTITY THAT CONTROLS, IS CONTROLLED BY, OR IS UNDER COMMON CONTROL WITH SUCH ENTITY, WHERE THE TERM "CONTROL" MEANS DIRECT OR INDIRECT POSSESSION OF AT LEAST ___ PERCENT ( ) OF THE VOTING SECURITIES OR COMPARABLE EQUITY INTEREST BY OR IN SUCH ENTITY. AFFILIATE SHALL ALSO INCLUDE ANY JOINT VENTURE, PARTNERSHIP OR OTHER SIMILAR ENTITY, NOT INCLUDED IN THE FOREGOING, TO WHICH OR ANY OF ITS AFFILIATES, IS A PARTY AND WHICH RECEIVES AN INVESTMENT FROM ANY OF THE INTRODUCED PARTIES. COMPANY WILL ISSUE TO "CONSULTANT" WARRANTS EQUAL TO ___ OF THE NUMBER OF SHARES PURCHASED BY ANY AND ALL INTRODUCED FOR SUCH WARRANTS WILL BE EXERCISED AT AND WILL REMAIN IN FORCE FOR 5 YRS. FROM ISSUE DATE.

SECTION 6. CONFIDENTIALITY OF PROPRIETARY INFORMATION. "CONSULTANT" AGREES, DURING OR AFTER THE TERM OF THIS AGREEMENT, NOT TO REVEAL CONFIDENTIAL INFORMATION, OR TRADE SECRETS TO ANY PERSON, FIRM, CORPORATION OR ENTITY.

SECTION 7. REIMBURSEMENT OF EXPENSES. THE "CONSULTANT" MAY INCUR REASONABLE EXPENSES FOR FURTHERING "COMPANY'S" BUSINESS,

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INCLUDING EXPENSES FOR ENTERTAINMENT, TRAVEL, AND SIMILAR ITEMS. "COMPANY" SHALL
REIMBURSE "CONSULTANT" FOR ALL BUSINESS EXPENSES THAT HAVE BEEN APPROVED AFTER THE "CONSULTANT" PRESENTS AN ITEMIZED ACCOUNT OF EXPENDITURES AND SUPPORTING ORIGINAL RECEIPTS.

SECTION 8. DEATH BENEFIT. SHOULD "CONSULTANT" DIE DURING THE TERMS OF THIS AGREEMENT, "COMPANY" SHALL PAY TO "CONSULTANT'S" ESTATE ANY FEES/COMMISSIONS DUE AND ALL COMMISSIONS EARNED ON EXISTING BUSINESS INTRODUCED TO "COMPANY" BY THE "CONSULTANT" PRIOR TO DEATH IN ACCORDANCE WITH THIS AGREEMENT.

SECTION 9. ASSISTANCE IN LITIGATION. "CONSULTANT" SHALL UPON REASONABLE NOTICE, FURNISH SUCH INFORMATION AND PROPER ASSISTANCE TO "COMPANY" AS IT MAY REASONABLY REQUIRE IN CONNECTION WITH ANY LITIGATION IN WHICH IT IS, OR MAY BECOME, A PARTY EITHER DURING OR AFTER BEING ENGAGED WITH "COMPANY".

SECTION 10. CONTROLLING LAW. THIS AGREEMENT SHALL BE CONTROLLED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY.

SECTION 11. EFFECT OF PRIOR AGREEMENTS. THIS AGREEMENT SUPERSEDES ANY PRIOR AGREEMENT BETWEEN "COMPANY" OR ANY PREDECESSOR OF "COMPANY" AND THE "CONSULTANT", EXCEPT THAT THIS AGREEMENT SHALL NOT AFFECT OR OPERATE TO REDUCE ANY BENEFIT OR COMPENSATION INURING TO THE "CONSULTANT" OF A KIND ELSEWHERE PROVIDED AND NOT EXPRESSLY PROVIDED IN THIS AGREEMENT.

SECTION 12, SETTLEMENT BY ARBITRATION. ANY CLAIM OR CONTROVERSY THAT ARISES OUT OF OR RELATES TO THIS AGREEMENT, OR THE BREACH OF IT, SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT WITH JURISDICTION.

SECTION 13. SEVERABILITY. IF ANY TERM, COVENANT, CONDITION OR PROVISION OF THIS AGREEMENT IS HELD BY A COURT OF COMPETENT JURISDICTION TO BE INVALID, VOID OR UNENFORCEABLE, THE REMAINDER OF THE PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL IN NO WAY BE AFFECTED, IMPAIRED OR INVALIDATED.

SECTION 14. CAPTIONS. CAPTIONS OF THIS AGREEMENT ARE FOR CONVENIENCE AND REFERENCE ONLY, AND THE WORDS CONTAINED THEREIN SHALL IN NO WAY BE HELD TO EXPLAIN, MODIFY, AMPLIFY OR AID IN THE INTERPRETATION, CONSTRUCTION OR MEANING OF THE PROVISIONS OF THIS AGREEMENT.

SECTION 15. ASSUMPTION OF AGREEMENT BY SUCCESSORS AND ASSIGNEES. "COMPANY" AND "CONSULTANT" RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT WILL INSURE TO THE BENEFIT AND BE BINDING UPON THEIR SUCCESSORS AND ASSIGNEES.

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SECTION 16. ORAL MODIFICATIONS NOT BINDING. THIS INSTRUMENT IS THE ENTIRE
AGREEMENT OF "COMPANY" AND "CONSULTANT". ORAL CHANGES SHALL HAVE NO EFFECT. IT MAY BE ALTERED ONLY BY A WRITTEN AGREEMENT SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION, EXTENSION, OR DISCHARGE IS SOUGHT.

SECTION 17. TIME IS OF AN ESSENCE. TIME IS OF THE ESSENCE OF THIS AGREEMENT AND EACH COVENANT AND TERM A CONDITION HEREIN.

SECTION 18. INTEGRATION. THIS AGREEMENT AND ANY ATTACHED EXHIBITS CONTAIN THE ENTIRE AGREEMENT BETWEEN PARTIES. ANY AMENDMENTS TO THIS AGREEMENT SHALL BE MADE IN WRITING AND EXECUTED BY BOTH PARTIES.

           IN WITNESS WHEREOF, "COMPANY" HAS CAUSED THIS AGREEMENT TO BE EXECUTED IN ITS CORPORATE NAME BY ONE OF ITS CORPORATE OFFICERS, AND THE "CONSULTANT" HAVE SET THEIR HAND TO THIS AGREEMENT AS OF THE DAY AND YEAR WRITTEN BELOW.

           IN WITNESS WHEREOF THE PARTIES HAVE HEREUNTO EXECUTED THIS AGREEMENT AS OF THE DAY AND YEAR ABOVE WRITTEN.


      ACCEPTED ON BEHALF OF:   INTERCAP FUNDING, LTD.


      PER:    /s/ Hugh P. Duddy             DATE   2/01/99
          ----------------------------           -------------
                HUGH P. DUDDY



      ACCEPTED ON BEHALF OF:   HEARTSOFT, INC.


      PER:    /s/ Benjamin Shell            DATE   2/01/99
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               BENJAMIN SHELL
               CHAIRMAN, CEO